Exhibit 10.16

PLEDGE AND SECURITY AGREEMENT

(Deposit Accounts/Certificates of Deposit)

PLEDGE AND SECURITY AGREEMENT made by NORTHEAST LCD CAPITAL, LLC, a Maine limited liability company (the “Pledgor”) in favor of DANVERSBANK (“Lender”). In consideration of the agreement of the Lender to extend credit in the form of a Line of Credit in the face amount of $5,000,000.00 evidenced by a Line of Credit Note (the “Note”) dated July 9, 2010 from LUCID, INC., a New York corporation (“the Borrower”) payable to the Lender and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees for the benefit of the Lender as follows:

1.     Pledge. As collateral security for the prompt and complete payment and performance when due of all of the Pledgor’s obligations under that certain Limited Guaranty of even date (the “Limited Guaranty”) of the Obligation(s) (as defined herein), the Pledgor hereby pledges, assigns, transfers and delivers to Lender and does hereby grant to Lender a continuing security interest in and first priority lien on the Collateral (as defined herein).

2.     Collateral. The term “Collateral” shall mean and include the following: (a) the following certificates of deposit or deposit accounts: (check if applicable)

☒	all amounts contained in the following accounts:

	Account No.	Depository	Danversbank
	Account No.	Depository
	Account No.	Depository

☐	the following certificates of deposit:

	No.	issued by
	No.	issued by
	No.	issued by
	No.	issued by

and all certificates of deposit issued upon expiration thereof as a result of a roll over thereof; and

(b) all income now or hereafter earned therefrom and all investments now or hereafter made therewith; and (c) all proceeds and products of any one or more of the foregoing whether now existing or arising at any time in the future.

3.     Obligations. The term “Obligations” shall mean all obligations of the Borrower and/or Pledgor to Lender, arising from or related to the Note and/or Limited Guaranty.

4.     Warranties and Representations. Pledgor warrants and represents to, and agrees with, Lender that:

(a)   Pledgor is (at the time Pledgor acquires an interest in the Collateral) and shall be the owner of the Collateral free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever (except in favor of Lender);

(b)   Pledgor has the full right, power and authority to pledge the Collateral and to grant the security interest in the Collateral as herein provided;

(c)   the execution, delivery and performance of this Pledge and Security Agreement by the Pledgor will not result in the violation of any mortgage, indenture, material contract, instrument, material agreement, judgment, decree, order, statute, rule or regulation to which the Pledgor is subject or by which he or any of his property is bound;

(d)   Pledgor shall not suffer or permit any lien or encumbrance to exist on or with respect to the Collateral except in favor of Lender;

(e)   this Agreement constitutes the legal, valid and binding obligation of the Pledgor in accordance with the terms hereof and has been duly authorized, executed and delivered; and

(f)    there is no material litigation or administrative proceeding now pending or to the best of the Pledgor’s knowledge threatened against the Pledgor which if adversely decided would materially affect the ability of the Pledgor to pay or perform his obligations hereunder.

5.     Unconditional Obligations. Pledgor hereby consents to the extension, renewal, amendment, modification or recasting from time to time of the Obligations, or of any instrument, document or agreement evidencing or securing any of the same, and Pledgor specifically waives any notice of the creation or existence of any of such Obligations and of any such extension, renewal, amendment, modification or recasting. Pledgor also agrees that the Lender may enforce its rights as against Pledgor, Borrower, the Collateral, or as against any other party liable for the Obligations, or as against any other collateral given for any of the Obligations, in any order or in such combination as the Lender may in its sole discretion determine, and Pledgor hereby expressly waives all suretyship defenses and defenses in the nature thereof, agrees to the release or substitution of any Collateral or otherwise, waives any defense based upon the invalidity or unenforceability of any other document or agreement evidencing any of the Obligations of Pledgor or Borrower to Lender.

6.     Defaults; Remedies. Upon Borrower’s or Pledgor’s failure to pay or perform any of its Obligations hereunder or under any of the documents evidencing the Obligations when due, or upon the occurrence of a default or Event of Default as defined in any of such documents, the Lender may, at its option, from time to time, and notwithstanding any waiver or condonation at that time or at any other time, exercise any one or more of the rights and remedies of a secured party afforded by the Uniform Commercial Code, as from time to time in effect in the Commonwealth of Massachusetts, or afforded by the other statutory or decisional law of the Commonwealth of Massachusetts, or granted to the Lender under the terms of this Agreement or any other document evidencing or securing the Obligations, and Lender is hereby authorized to redeem the Collateral and apply the proceeds thereof, net of any penalties, to the outstanding Obligations. Without limiting the generality of the foregoing, the Pledgor expressly agrees that in any such event, the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or on the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived, forthwith collect, receive, appropriate and realize on the Collateral, or any part thereof, and forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more units, parcels, or lots at one or more public or private sales, at any of the Lender’s offices or elsewhere, on such terms and conditions as it may deem advisable and at such prices as it may deem appropriate, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Lender upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold. Any purchaser at any such sale or sales shall acquire the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights, redemptions, stays and appraisal rights which Pledgor now has, or may at any time in the future have, under any rule of law or statute now existing or hereafter enacted. The net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Lender hereunder, including reasonable attorneys’ fees and legal expenses, shall be applied to the payment of the Obligations in such order as the Lender may determine, and, after all of the Obligations have been paid in full and after payment of any other amount required by any provision of law, including (without limitation) any section of the Uniform Commercial Code, the balance (if any) of such proceeds shall be remitted to the Pledgor or as otherwise required by a court of competent jurisdiction. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Lender arising out of the retention or sale of the Collateral unless resulting from such Lender’s willful misconduct. The Pledgor agrees that the Lender need not give more than ten (10) days’ notice (which notice shall be deemed given on the earlier of mailing or receipt) of the time and place of any public sale. or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if he has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. The Lender may, without notice or publication, adjourn any public or private sale, or cause such sale to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which such sale is so adjourned. Pledgor shall remain liable for any deficiency if the net proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations.

7.     Replacement Upon Expiration. Not later than ten (10) days prior to the expiration of any certificate of deposit comprising a portion of the Collateral, Pledgor shall provide written instruction to Lender specifying the term of the certificate of deposit to be issued in replacement of the expiring certificate of deposit, and Lender will use reasonable efforts to obtain a certificate of deposit for such term. In the event timely notice is not given by Pledgor, Lender is hereby authorized and directed by Pledgor to obtain a certificate of deposit for the same term as the expiring certificate at the then prevailing rates offered by the issuing institution.

8.     Expenses. Expenses of enforcing the Lender’s rights hereunder including, but not limited to, preparation for sale, selling or the like and Lender’s reasonable attorneys’ fees and other expenses shall be payable by Pledgor and shall be secured hereby.

9.     Lender’s Obligations. In no event shall the Lender be liable with respect to, or on account of, the Collateral, except for the safekeeping thereof; the Lender shall specifically have no obligation to enforce any rights under any instruments or documents which may be included in the Collateral; and Lender shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto.

10.   Further Assurances. Pledgor agrees to execute such other instruments as the Lender may deem reasonably necessary or desirable to effectuate the purposes of this Pledge and Security Agreement.

11.   No Transfers of Collateral. Pledgor agrees that until Pledgor is entitled to a return of the Collateral, or so much thereof as remains, he shall not, without the express prior written consent of the Lender, transfer the Collateral or any interest therein or enter into any agreement for the transfer of such Collateral, or permit or suffer any other liens, whether or not junior to the lien created hereby, to be created or to exist with respect to the Collateral.

12.   No Wavier; Remedies Cumulative. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Lender and then only to the extent therein set forth. A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising, on the part of any Lender, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise or any other right, power or privilege. The rights and remedies hereunder provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law.

13.   Severability. Any provision of this Pledge and Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.   Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or on the Pledgor or the Lender shall be in writing and shall be given or made to the party to which such notice is required or permitted to be given or made at the address set forth below or at such other address as any party hereto may hereafter specify to the other in writing, and (unless otherwise specified herein) shall be deemed delivered on receipt if delivered by hand, or three (3) business days after mailing, and all mailed notices shall be by registered or certified mail, postage prepaid.

15.   Amendments: Successors and Assigns: Governing Law. None of the terms or provisions of this Pledge and Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lender and Pledgor. This Pledge and Security Agreement and all obligations of the Pledgor hereunder shall be binding on the respective successors and assigns of the Pledgor and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender and its respective successors and assigns. This Pledge and Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts.

16.   Jurisdiction; Waiver of Trial by Jury. For purposes of any action or proceeding involving this Agreement, Pledgor hereby expressly submits to the jurisdiction of all federal and state courts located in the Commonwealth of Massachusetts and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court’s jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed (but not less than the time otherwise afforded by any law or rule), and waives any right to contest the appropriateness of any action brought in any such court based upon lack of personal jurisdiction, improper venue or forum non conveniens. PLEDGOR AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

This Pledge and Security Agreement has been executed and delivered as an instrument under seal as this 9th day of July, 2010.

NORTHEBAST LCD CAPITAL, LLC

/s/ [ILLEGIBLE]	By	/s/ C. Wesley Crowell
Witness		C. Wesley Crowell, its Manager
Thereunto duly authorized
and not individually

	Address:	c/o Bergen & Parkinson, LLC
62 Portland Road, Suite 25
Kennebunk, Maine 04043

STATE OF MAINE
YORK, ss.		July 9, 2010

Then personally appeared the above named C. Wesley Crowell as Manager of Northeast LCD Capital, LLC and acknowledged the foregoing instrument to be his free act and deed in said capacity.

Before me,

/s/ [ILLEGIBLE]
Notary Public

ROBIN A. JOHNSON

Notary Public, [ILLEGIBLE]

My Commission Expires December  [ILLEGIBLE], 2011